UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3229

DWS FUNDS TRUST (FORMERLY SCUDDER FUNDS TRUST)

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DWS Short Term Bond Fund

(formerly Scudder Short-Term Bond Fund)

DECEMBER 31, 2005

Annual Report
to Shareholders

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and C shares and during the 3-year, 5-year and 10-year periods shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the DWS Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/05
DWS Short Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.40%	1.63%	3.16%	3.77%
Class B	.70%	.89%	2.38%	2.96%
Class C	.69%	.89%	2.40%	2.98%
Lehman 1-3 Year Government/Credit Index+	1.77%	1.96%	4.15%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 12/31/05	$ 9.94	$ 9.95	$ 9.95
12/31/04	$ 10.20	$ 10.21	$ 10.21
Distribution Information: Twelve Months: Income Dividends as of 12/31/05	$ .40	$ .33	$ .33
December Income Dividend	$ .0332	$ .0273	$ .0273
SEC 30-day Yield as of 12/31/05*	5.14%	4.56%	4.57%
Current Annualized Distribution Rate as of 12/31/05*	4.01%	3.29%	3.29%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.16% and 4.56% for Class B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.89% and 3.28% for Class B and C shares, respectively, had certain expenses not been reduced. Yields are historical and will fluctuate.

Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	138	of	227	61
3-Year	113	of	179	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Term Bond Fund — Class A [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/05
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,861	$10,207	$11,363	$14,082
	Average annual total return	-1.39%	.69%	2.59%	3.48%
Class B	Growth of $10,000	$9,777	$10,082	$11,153	$13,392
	Average annual total return	-2.23%	.27%	2.21%	2.96%
Class C	Growth of $10,000	$10,069	$10,271	$11,257	$13,419
	Average annual total return	.69%	.89%	2.40%	2.98%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,177	$10,600	$12,254	$16,387
	Average annual total return	1.77%	1.96%	4.15%	5.06%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance on Class S shares of the DWS Short Term Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/05
DWS Short Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.67%	1.89%	3.41%	4.04%
Class AARP	1.63%	1.87%	3.41%	4.04%
Lehman 1-3 Year Government/Credit Index+	1.77%	1.96%	4.15%	5.06%
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/05	$ 9.94	$ 9.94
12/31/04	$ 10.20	$ 10.20
Distribution Information: Twelve Months: Income Dividends as of 12/31/05	$ .42	$ .43
December Income Dividend	$ .0351	$ .0355
SEC 30-day Yield as of 12/31/05*	5.49%	5.58%
Current Annualized Distribution Rate as of 12/31/05*	4.24%	4.29%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.48% for Class AARP shares had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 4.23% had certain expenses not been reduced. Yields are historical and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	112	of	227	50
3-Year	79	of	179	43
5-Year	70	of	124	56
10-Year	49	of	62	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Term Bond Fund — Class S [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,157	$10,577	$11,828	$14,856
	Average annual total return	1.57%	1.89%	3.41%	4.04%
Class AARP	Growth of $10,000	$10,163	$10,571	$11,823	$14,853
	Average annual total return	1.63%	1.87%	3.41%	4.04%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,177	$10,600	$12,254	$16,387
	Average annual total return	1.77%	1.96%	4.15%	5.06%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and AARP shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,006.00	$ 1,001.40	$ 1,002.40	$ 1,007.10	$ 1,006.30
Expenses Paid per $1,000*	$ 4.90	$ 8.32	$ 8.33	$ 3.79	$ 3.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,020.32	$ 1,016.89	$ 1,016.89	$ 1,021.42	$ 1,021.68
Expenses Paid per $1,000*	$ 4.94	$ 8.39	$ 8.39	$ 3.82	$ 3.57

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Short Term Bond Fund	.97%	1.65%	1.65%	.75%	.70%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Term Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Term Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Portfolio Manager and Strategist for Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

In the following interview, Portfolio Manager William Chepolis discusses market conditions and the fund's investment strategy during its most recent annual period ended December 31, 2005.

Q: How would you describe the investment environment for bonds during the past 12 months?

A: The annual period was characterized by solid economic growth accompanied by generally contained increases in inflation. While oil hovered in the $60 per barrel range for much of the year, the market has not generally viewed high energy price levels as a cause for alarm with respect to the inflation outlook. Open markets and excess capacity continue to put downward pressure on prices, and the so-called core inflation rate (which excludes energy and food) has been subdued.

This environment permitted the Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Over the period, the Fed raised the fed funds rate (the overnight interbank lending rate) on eight occasions by 0.25% to the level of 4.25%. Despite the rise in short-term interest rates, longer-term rates were relatively stable over the period, as the financial markets displayed confidence that the Fed was pursuing a policy that would continue to curtail potential inflationary pressures.

The yield curve's continued flattening had the strongest influence on relative returns. The two-year Treasury bond yield rose 133 basis points during 2005, while the 10-year yield rose only 17 basis points, for a total flattening of 116 basis points (100 basis points equals 1.00%). Since a bond's price moves in the opposite direction of its yield, this meant that longer-term bonds generally provided the best performance over the period.

US Treasury Bond Yield Curve (12/31/04 and 12/31/05)

Past performance is no guarantee of future results.

Source: Bloomberg

Q: How did the fund perform in this environment?

A: Despite a difficult environment for short-term fixed-income securities, for the annual period ended December 31, 2005, the fund's Class A shares managed a positive return of 1.40%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 1.77%.1 For the 12-month period, the fund slightly underperformed the 1.62% return of its peers in the Lipper Short Investment Grade Debt Funds category.2

1 The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment-grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was 1.62% (227 funds), 3.45% (124 funds) and 4.43% (62 funds), respectively, as of 12/31/05. It is not possible to invest directly in a category.

Q: Will you describe the fund's investment process?

A: We follow a consistent investment process. We avoid making interest rate calls, meaning that we seek to maintain an overall duration, or interest rate sensitivity, similar to that of the benchmark. We also avoid concentrated positions along the yield curve, maintaining balanced exposure to a range of maturities in the portfolio relative to the index. Further, we stress broad diversification among issuers, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a price decline from a single holding. Within this framework, the portfolio team actively manages the fund with a focus on adding value through both sector weightings and individual security selection within each sector. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

Q: In terms of your current strategy, how is the fund positioned?

A: Throughout the period, we maintained the fund's overweight position — in other words, a higher percentage than the benchmark — in "spread sectors" that pay a higher yield than US Treasury bonds. In particular, we emphasized mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).3 We favored these sectors in view of the attractive coupons and relatively stable structures they offered, as gradually rising interest rates contributed to a benign prepayment environment.

3 "Spread sectors" refers to nongovernment securities such as corporate securities and mortgage securities. The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, or "tightening," and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

During the year, among the spread sectors, we reduced the fund's emphasis on asset-backed securities. We viewed the sector as fully priced, and we viewed the agency debentures we purchased against this sale as being more attractive. Additionally, the ABS issues we sold were lower-rated investments, which we believed had the most potential to underperform.

An important theme in the fund over the year was our implementation of an increase in the overall credit quality of the portfolio. This is largely because we believe that corporate profit growth overall has begun to moderate and, as a result, improvements in creditworthiness have peaked for this cycle. In addition, sector-specific factors led us to take a more cautious approach to some of our corporate bond holdings. An example is our energy exposure, which we trimmed in view of an increased assumption of debt in conjunction with acquisition activity within the sector. While we had been wary of autos early in the period, we took advantage of what we believed was strong relative value following the downgrading by the rating agencies of Ford and GM to rebuild positions in that sector.

Finally, the fund's exposure to agency issues, which had been nominal, was increased substantially over the period. Both FNMA ("Fannie Mae") and FHLMC ("Freddie Mac") appeared to offer attractive relative value after a period of regulatory uncertainty.

The fund's duration stood at 1.36 years as of December 31, 2005, as compared with the benchmark's duration of 1.70 years. In 2005, we began to use a proprietary model to gauge the duration of our peer group, which we have found to be much shorter than that of the fund's unmanaged benchmark, the Lehman Brothers 1-3 Year Government/Credit Index. We attempt to match our peer group's duration on an ongoing basis and look to add value through sector shifts and bond selection. This change has been particularly significant considering the upward movement in short-term interest rates over the year.

Q: What helped and hurt performance during the period?

A: The fund's overweight CMBS exposure and our issuer selection within this market helped performance over the period. A number of CMBS issues in the portfolio were beneficiaries of so-called yield-maintenance agreements, which helped offset the impact of borrower refinancings in a low-rate environment. The fund's agency holdings helped performance as well, as they provided superior returns to Treasuries. Our decision to reduce ABS exposure detracted from performance, as this sector outperformed Treasuries and agencies for the period. Finally, we would have benefited from lighter exposure to corporate bonds, as the credit sector underperformed Treasuries and the other spread sectors for the year. That said, our selection within the sector was a positive contributor to performance.

Q: How do you assess the investment environment at present?

A: The replacement of Fed Chairman Alan Greenspan with Ben Bernanke has been received with equanimity to date by the markets. While there are mixed indicators, and the environment is of course fluid, we believe it is more likely than not that the Fed is near the end of its cycle of gradual interest rate increases. While we do not expect a radical shift in monetary policy under Chairman Bernanke, it is likely that some volatility will accompany this period of transition, and we will be closely evaluating the likely impact on interest rate levels and the shape of the yield curve. Any "surprises" for the market will most likely be manifested in shifts in the short end of the yield curve, which would most affect short-duration vehicles such as the fund.

We continue to be cautious with respect to the credit quality of fund holdings in view of what appears to be moderating economic growth, as reflected in such indicators as monthly employment growth and retail sales levels. The surprising strength of the US dollar helped support our fixed-income markets in 2005, and we view the direction of the dollar as a potentially significant factor in determining fixed-income returns in the year ahead.

In our view, the fixed-income markets currently present few opportunities from the standpoint of relative value, and we expect to maintain a broadly diversified approach with respect to the fund's exposure to various spread sectors. In the coming months, we will continue to seek a competitive yield and attractive total return for the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Security Lending Collateral)	12/31/05	12/31/04

Corporate Bonds	26%	27%
Commercial and Non-Agency Mortgage Backed Securities	25%	21%
Collateralized Mortgage Obligations	19%	11%
Asset Backed	15%	22%
US Government Sponsored Agencies	12%	—
US Treasury Obligations	2%	13%
Foreign Bonds — US$ Denominated	1%	3%
Government National Mortgage Association	—	2%
Cash Equivalents, net	—	1%
	100%	100%
Quality	12/31/05	12/31/04

US Government & Treasury Obligations	33%	25%
AAA*	34%	35%
AA	5%	10%
A	15%	15%
BBB	8%	15%
BB	2%	—
Not Rated	3%	—
	100%	100%
Effective Maturity	12/31/05	12/31/04

Under 1 year	9%	10%
1 - 4.99 years	85%	88%
5 - 8.00 years	6%	2%
	100%	100%

* Category includes cash equivalents, net.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Principal Amount ($)	Value ($)

Corporate Bonds 25.6%
Consumer Discretionary 2.1%
Clear Channel Communications, Inc., 6.0%, 11/1/2006	4,000,000	4,032,620
Comcast Cable Communications, Inc., 8.375%, 5/1/2007	5,000,000	5,214,055
DaimlerChrysler NA Holding Corp., 4.125%, 3/7/2007 (a)	2,000,000	1,975,344
Fortune Brands, Inc., 2.875%, 12/1/2006	2,000,000	1,957,248
Target Corp., 3.375%, 3/1/2008 (a)	1,500,000	1,457,352
Time Warner, Inc., 6.15%, 5/1/2007	2,000,000	2,024,818
		16,661,437
Consumer Staples 2.0%
Altria Group, Inc., 7.2%, 2/1/2007	4,500,000	4,580,680
General Mills, Inc., 5.125%, 2/15/2007	1,500,000	1,498,713
Kraft Foods, Inc.:
4.0%, 10/1/2008	2,000,000	1,951,556
5.25%, 6/1/2007	1,000,000	1,004,060
Nabisco, Inc., 7.05%, 7/15/2007	1,000,000	1,030,104
PepsiCo, Inc., 3.2%, 5/15/2007 (a)	1,500,000	1,471,007
Safeway, Inc., 4.8%, 7/16/2007	2,500,000	2,489,137
Wal-Mart Stores, Inc., 4.375%, 7/12/2007 (a)	2,500,000	2,488,555
		16,513,812
Energy 0.4%
Alabama Power Co.:
2.8%, 12/1/2006	2,823,000	2,773,230
Series CC, 3.5%, 11/15/2007	761,000	742,104
		3,515,334
Financials 17.8%
American General Finance Corp.:
2.75%, 6/15/2008	1,500,000	1,420,110
Series H, 4.5%, 11/15/2007 (a)	2,500,000	2,483,697
Bank of America Corp., 5.25%, 2/1/2007	1,500,000	1,505,946
Bank One Corp.:
6.0%, 8/1/2008	3,000,000	3,078,495
7.6%, 5/1/2007	4,000,000	4,131,568
Bear Stearns Companies, Inc.:
2.875%, 7/2/2008	3,000,000	2,855,718
4.0%, 1/31/2008 (a)	1,500,000	1,472,579
Berkshire Hathaway Finance Corp., 3.4%, 7/2/2007	1,500,000	1,468,020
Boeing Capital Corp., 4.75%, 8/25/2008 (a)	3,833,000	3,822,743
Caterpillar Financial Services Corp., Series F, 3.8%, 2/8/2008	2,500,000	2,445,697
CIT Group, Inc.:
4.75%, 8/15/2008	3,500,000	3,486,675
5.5%, 11/30/2007 (a)	1,000,000	1,009,819
7.375%, 4/2/2007	1,000,000	1,029,125
Citigroup, Inc., 3.5%, 2/1/2008	6,000,000	5,841,354
Donaldson, Lufkin & Jenrette, Inc., 5.75%, 4/15/2007	1,500,000	1,515,635
EOP Operating LP, 7.75%, 11/15/2007	1,000,000	1,047,523
Fifth Third Bancorp, 2.7%, 1/30/2007	1,000,000	974,944
FleetBoston Financial Corp., 4.875%, 12/1/2006	1,000,000	999,638
Ford Motor Credit Co.:
6.5%, 1/25/2007	6,500,000	6,288,555
6.875%, 2/1/2006	6,500,000	6,486,025
General Electric Capital Corp.:
Series A, 3.6%, 10/15/2008	6,500,000	6,291,935
Series A, 4.125%, 3/4/2008	3,500,000	3,446,656
Series A, 6.5%, 12/10/2007	3,000,000	3,090,666
General Motors Acceptance Corp.:
4.5%, 7/15/2006 (a)	3,500,000	3,393,484
6.125%, 9/15/2006 (a)	2,000,000	1,942,710
6.125%, 2/1/2007	1,000,000	954,647
6.15%, 4/5/2007	1,000,000	944,550
HSBC Finance Corp.:
4.125%, 3/11/2008	3,500,000	3,438,603
4.625%, 1/15/2008	2,500,000	2,483,520
5.75%, 1/30/2007	1,500,000	1,512,368
7.875%, 3/1/2007	1,500,000	1,548,368
International Lease Finance Corp., Series P, 3.125%, 5/3/2007	5,000,000	4,877,900
John Deere Capital Corp.:
Series D, 3.875%, 3/7/2007	2,500,000	2,473,615
Series D, 4.375%, 3/14/2008	5,000,000	4,944,895
JPMorgan Chase & Co.:
5.25%, 5/30/2007	1,500,000	1,506,797
5.35%, 3/1/2007	2,500,000	2,509,800
Lehman Brothers Holdings, Inc.:
7.0%, 2/1/2008	3,500,000	3,643,514
8.25%, 6/15/2007	1,000,000	1,045,443
Marshall & Ilsley Bank:
2.625%, 2/9/2007	1,000,000	975,929
4.5%, 8/25/2008	2,500,000	2,475,715
MBNA Corp., 4.625%, 9/15/2008	3,880,000	3,851,843
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	4,000,000	3,991,884
Morgan Stanley:
5.8%, 4/1/2007	3,500,000	3,535,675
6.875%, 3/1/2007	1,000,000	1,019,543
SLM Corp.:
Series A, 3.95%, 8/15/2008	1,000,000	975,624
Series A, 5.625%, 4/10/2007 (a)	1,000,000	1,005,987
Southern Co. Capital Funding, Series A, 5.3%, 2/1/2007	2,000,000	1,999,352
Textron Financial Corp., Series E, 4.125%, 3/3/2008	1,500,000	1,476,930
The Goldman Sachs Group, Inc., 4.125%, 1/15/2008	1,500,000	1,476,972
Toyota Motor Credit Corp., 2.7%, 1/30/2007	2,000,000	1,949,178
US Bancorp, Series N, 3.95%, 8/23/2007	1,000,000	987,041
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	2,500,000	2,508,235
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,954,692
Washington Mutual, Inc., 5.625%, 1/15/2007	3,500,000	3,519,278
Wells Fargo & Co.:
3.5%, 4/4/2008 (a)	2,500,000	2,429,200
5.125%, 2/15/2007	1,500,000	1,503,120
		143,049,535
Health Care 0.7%
Pfizer, Inc., 2.5%, 3/15/2007	1,000,000	972,667
Wyeth, 4.375%, 3/1/2008	4,500,000	4,448,660
		5,421,327
Industrials 0.4%
General Dynamics Corp., 3.0%, 5/15/2008	1,500,000	1,437,364
Raytheon Co., 6.75%, 8/15/2007	1,753,000	1,795,896
		3,233,260
Information Technology 0.1%
Hewlett-Packard Co., 5.75%, 12/15/2006	500,000	504,181
Materials 0.3%
Dow Chemical Co., 5.0%, 11/15/2007 (a)	2,000,000	2,002,428
Weyerhaeuser Co., 6.125%, 3/15/2007	169,000	171,467
		2,173,895
Telecommunication Services 0.7%
Cingular Wireless LLC, 5.625%, 12/15/2006	1,000,000	1,007,221
Sprint Capital Corp., 6.0%, 1/15/2007	3,000,000	3,029,337
Verizon Global Funding Corp., 6.125%, 6/15/2007	1,500,000	1,525,481
		5,562,039
Utilities 1.1%
Ameren Corp., 4.263%, 5/15/2007	2,571,000	2,534,170
Sempra Energy, 4.621%, 5/17/2007	4,500,000	4,468,109
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,947,458
		8,949,737
Total Corporate Bonds (Cost $209,148,303)		205,584,557

Foreign Bonds — US$ Denominated 1.1%
Financials 0.9%
BP Capital Markets PLC, 2.75%, 12/29/2006	2,500,000	2,452,997
Diageo Finance BV, 3.0%, 12/15/2006 (a)	1,500,000	1,473,912
GlaxoSmithKline Capital PLC, 2.375%, 4/16/2007	500,000	485,024
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	1,350,000	1,271,630
Svensk Exportkredit AB, 2.875%, 1/26/2007	1,500,000	1,470,944
		7,154,507
Sovereign Bonds 0.2%
Province of Ontario, 2.65%, 12/15/2006 (a)	2,000,000	1,962,342
Total Foreign Bonds — US$ Denominated (Cost $9,281,973)		9,116,849

Asset Backed 15.0%
Automobile Receivables 6.6%
AmeriCredit Automobile Receivables Trust:
"A3", Series 2005-BM, 4.05%, 2/6/2010	5,858,000	5,779,157
"A3", Series 2005-DA, 4.87%, 12/6/2010	7,500,000	7,499,636
Capital One Auto Finance Trust, "A3", Series 2005-C, 4.61%, 7/15/2010	8,000,000	7,964,380
Ford Credit Auto Owner Trust, "C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	3,941,868
Hertz Vehicle Financing LLC, "A2", Series 2005-2A, 144A, 4.93%, 2/25/2010	8,502,000	8,504,657
Hyundai Auto Receivables Trust:
"B", Series 2002-A, 144A, 3.54%, 2/16/2009	4,020,000	4,009,702
"D", Series 2004-A, 4.1%, 8/15/2011	1,700,000	1,664,665
Triad Automobile Receivables Owner Trust, "A3", Series 2005-B, 4.28%, 6/14/2010	5,421,000	5,367,518
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2005-1, 4.8%, 7/20/2009	8,300,000	8,297,028
		53,028,611
Credit Card Receivables 3.6%
Capital One Multi-Asset Execution Trust:
"C2", Series 2003-C2, 4.32%, 4/15/2009	1,850,000	1,845,561
"B1", Series 2003 -B1, 5.539%*, 2/17/2009	3,400,000	3,408,402
Circuit City Credit Card Master Trust, "CTFS", Series 2003-2, 144A, 8.369%*, 4/15/2011	2,750,000	2,772,365
Citibank Credit Card Issuance Trust, "B1", Series 2005-B1, 4.4%, 9/15/2010	7,000,000	6,896,418
Discover Card Master Trust I, "A", Series 2001-3, 4.519%*, 9/15/2008	1,980,000	1,980,657
Fleet Credit Card Master Trust II, "A", Series 2001-A, 4.519%*, 8/15/2008	2,500,000	2,500,511
Providian Gateway Master Trust:
"D", Series 2004-DA, 144A, 4.4%, 9/15/2011	7,960,000	7,900,300
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,504,659
		28,808,873
Home Equity Loans 1.0%
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	1,408,966
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,935,000	2,934,990
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	1,642,930	1,638,972
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,700,000	1,700,000
Residential Asset Securities Corp., "AI4", Series 2002-KS6, 4.38%, 7/25/2030	377,453	375,548
		8,058,476
Manufactured Housing Receivables 0.5%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	240,986	244,571
"A5", Series 1994-1, 7.65%, 4/15/2019	287,660	297,419
"B2", Series 1996-5, 8.45%, 7/15/2027**	5,789,742	579
Oakwood Mortgage Investors, Inc., "A3", Series 1999-B, 6.45%, 11/15/2017	1,370,785	1,262,788
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	1,997,873	2,092,811
		3,898,168
Miscellaneous 3.3%
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	831,086	836,817
"A5", Series 1999-A, 6.24%, 8/15/2015	6,450,000	6,513,960
Comed Transitional Funding Trust, "A7", Series 1998-1, 5.74%, 12/25/2010	8,243,000	8,403,374
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	5,072,000	4,869,927
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	5,000,000	5,124,092
PP&L Transition Bond Co. LLC, "A7", Series 1999-1, 7.05%, 6/25/2009	972,939	991,390
		26,739,560
Total Asset Backed (Cost $128,485,596)		120,533,688

US Government Sponsored Agencies 12.0%
Federal Farm Credit Bank, 4.25%, 10/10/2008	70,380,000	69,608,143
Federal Home Loan Bank, Series 580, 4.125%, 10/19/2007 (a)	26,830,000	26,551,424
Total US Government Sponsored Agencies (Cost $97,111,764)		96,159,567

Commercial and Non-Agency Mortgage-Backed Securities 24.7%
Amresco Commercial Mortgage Funding, "B", Series 1997-C1, 7.24%, 6/17/2029	1,468,998	1,473,625
Bank of America Mortgage Securities, "1A3", Series 2002-K, 3.5%, 10/20/2032	441,606	428,234
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.888%***, 7/11/2042	80,811,084	3,258,669
"X2", Series 2002-TOP8, 144A, Interest Only, 2.102%***, 8/15/2038	150,895,009	11,499,995
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 2.01%***, 5/15/2035	54,925,825	3,025,545
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	5,650,481	5,776,187
Citigroup Mortgage Loan Trust, Inc., "21A1", Series 2005-5, 5.0%, 8/25/2035	7,672,571	7,591,486
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	9,000,000	9,206,296
CS First Boston Mortgage Securities Corp.:
"M1", Series 2001-10R, 144A, 6.959%*, 12/27/2028	39,610	39,610
"A1C", Series 1997-C1, 7.24%, 6/20/2029	9,721,150	9,885,880
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	8,338,680	8,541,852
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	5,877,218	6,003,586
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	9,883,902	9,885,873
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	11,986,041	12,256,657
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	13,702,826	14,083,439
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 1998-C2, 6.42%, 5/15/2035	2,622,585	2,700,526
"A3", Series 1997-C1, 6.869%, 7/15/2029	1,615,148	1,650,924
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.803%***, 8/10/2042	160,751,000	5,332,738
Indymac Index Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.37%*, 7/25/2035	5,345,290	5,338,448
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	7,846,771	7,611,379
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	6,520,000	6,454,286
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	2,905,039	2,956,765
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.618%***, 7/15/2037	253,835,288	3,585,220
"XCP", Series 2004-C6, 144A, Interest Only, 0.719%***, 8/15/2036	95,162,217	2,547,797
"XCP", Series 2004-C7, 144A, Interest Only, 0.794%***, 10/15/2036	289,194,180	8,664,836
"A2", Series 2004-C2, 3.246%, 3/15/2029	6,600,000	6,280,827
Merrill Lynch Mortgage Investors, Inc.:
"A2", Series 1998-C2, 6.39%, 2/15/2030	7,797,973	7,958,654
"A3", Series 1996-C2, 6.96%, 11/21/2028	1,193,525	1,200,278
"A3", Series 1997-C1, 7.12%, 6/18/2029	892,055	897,787
Morgan Stanley Capital I:
"A1", Series 2004-T15, 4.13%, 6/13/2041	8,823,259	8,666,116
"A2", Series 1999-WF1, 6.21%, 11/15/2031	6,812,217	6,985,265
"A2", Series 1998-WF1, 6.55%, 3/15/2030	2,489,009	2,546,485
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.617%*, 7/28/2024	258,152	257,399
PNC Mortgage Acceptance Corp., "A1", Series 2000-C1, 7.52%, 7/15/2008	764,673	775,780
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%, 4/28/2024	53,590	53,388
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	6,760,480	6,930,100
Residential Funding Mortgage Security I, "A5", Series 2005-S9, 5.75%, 12/25/2035	1,983,000	1,998,647
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.299%***, 3/15/2042	328,853,930	4,630,921
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $206,618,079)		198,981,500

Collateralized Mortgage Obligations 19.1%
Fannie Mae Grantor Trust:
"A2", Series 2004-T4, 3.93%*, 2/25/2020	1,249,553	1,245,641
"A1", Series 2001-T8, 7.5%, 7/25/2041	1,232,521	1,289,827
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	3,219,278	3,390,999
Federal Home Loan Mortgage Corp.:
"QC", Series 2663, 4.0%, 7/15/2021	11,560,000	11,410,378
"DE", Series 2892, 4.5%, 12/15/2017	18,540,000	18,343,252
"BC", Series 2903, 4.5%, 1/15/2018	15,600,000	15,434,201
"AK", Series 2903, 5.0%, 6/15/2021	14,580,000	14,567,207
"BT", Series 2448, 6.0%, 5/15/2017	12,630	12,813
"CQ", Series 2434, 6.5%, 8/15/2023	14,085,393	14,314,672
Federal National Mortgage Association:
"BC", Series 2005-14, 4.5%, 10/25/2017	13,000,000	12,825,926
"PF", Series 2005-25, 4.729%*, 4/25/2035	19,411,421	19,294,400
"FY", Series 2004-56, 4.979%*, 1/25/2032	24,220,852	24,475,782
"OA", Series 2005-14, 5.0%, 11/25/2019	8,080,000	8,065,207
"PD", Series G94-10, 6.5%, 9/17/2009	2,958,967	2,986,566
Government National Mortgage Association, "C", Series 1998-15, 6.5%, 6/20/2028	5,679,195	5,876,651
Total Collateralized Mortgage Obligations (Cost $156,231,371)		153,533,522

Government National Mortgage Association 0.2%
Government National Mortgage Association:
9.5%, with various maturities from 12/15/2016 until 7/15/2020	2,696	2,969
11.5%, 4/15/2019	1,425,325	1,569,474
Total Government National Mortgage Association (Cost $1,605,237)		1,572,443

US Treasury Obligations 1.6%
US Treasury Bill, 3.8%****, 1/19/2006 (b)	520,000	519,092
US Treasury Note, 4.25%, 10/31/2007 (a)	12,500,000	12,463,375
Total US Treasury Obligations (Cost $12,980,245)		12,982,467
	Shares	Value ($)

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $49,473,072)	49,473,072	49,473,072
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $870,935,640)+	105.5	847,937,665
Other Assets and Liabilities, Net	(5.5)	(44,039,821)
Net Assets	100.0	803,897,844

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

** Non-income producing security. In the case of a bond generally denotes that the issuer has defaulted on the payment of principal or interest.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Green Tree Financial Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,789,742	USD	6,352,261	579

*** These securities are shown at their current rate as of December 31, 2005.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $874,061,875. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $26,124,210. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $366,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,490,464.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $48,162,897 which is 6.0% of net assets.

(b) At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
2-Year US Treasury Note	3/31/2006	630	129,223,074	129,268,125	(45,051)
5-Year US Treasury Note	3/22/2006	290	30,612,439	30,839,688	(227,249)
Total unrealized depreciation					(272,300)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $821,462,568) — including $48,162,897 of securities loaned	$ 798,464,593
Investment in Daily Assets Fund Institutional (cost $49,473,072)*	49,473,072
Total investments in securities, at value (cost $870,935,640)	847,937,665
Cash	2,264,831
Interest receivable	6,702,466
Receivable for Fund shares sold	198,462
Receivable for daily variation margin on open futures contracts	62,813
Other assets	44,113
Total assets	857,210,350
Liabilities
Notes payable	400,000
Payable upon return of securities loaned	49,473,072
Payable for Fund shares redeemed	2,527,660
Accrued management fee	318,224
Other accrued expenses and payables	593,550
Total liabilities	53,312,506
Net assets, at value	$ 803,897,844
Net Assets
Net assets consist of: Undistributed net investment income	2,144,399
Net unrealized appreciation (depreciation) on: Investments	(22,997,975)
Futures	(272,300)
Accumulated net realized gain (loss)	(99,550,933)
Paid-in capital	924,574,653
Net assets, at value	$ 803,897,844

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2005
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($86,905,001 ÷ 8,743,308 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 97.25 of $9.94)	$ 10.22

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,797,632 ÷ 1,386,190 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.95

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,505,168 ÷ 1,457,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.95
Class AARP Net Asset Value, offering and redemption price(a) per share ($256,546,311 ÷ 25,807,805 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Class S Net Asset Value, offering and redemption price(a) per share ($432,143,732 ÷ 43,456,583 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Interest	$ 34,984,469
Interest — Cash Management QP Trust	1,101,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	190,524
Total Income	36,276,148
Expenses: Management fee	3,933,103
Custodian and accounting fees	152,122
Services to shareholders	1,842,966
Distribution and service fees	567,223
Auditing	93,306
Legal	43,433
Reports to shareholders	81,441
Registration fees	67,654
Trustees' fees and expenses	24,548
Interest expense	13,956
Other	99,548
Total expenses before expense reductions	6,919,300
Expense reductions	(88,218)
Total expenses after expense reductions	6,831,082
Net investment income (loss)	$ 29,445,066
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,456,506)
Futures	416,377
(9,040,129)
Net unrealized appreciation (depreciation) during the period on: Investments	(6,816,867)
Futures	(272,300)
(7,089,167)
Net gain (loss) on investment transactions	(16,129,296)
Net increase (decrease) in net assets resulting from operations	$ 13,315,770

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2005	2004
Operations: Net investment income	$ 29,445,066	$ 29,517,569
Net realized gain (loss) on investment transactions	(9,040,129)	(4,610,749)
Net unrealized appreciation (depreciation) during the period on investment transactions	(7,089,167)	(11,859,807)
Net increase (decrease) in net assets resulting from operations	13,315,770	13,047,013
Distributions to shareholders from: Net investment income: Class A	(3,798,676)	(5,165,487)
Class B	(529,620)	(845,991)
Class C	(554,564)	(795,540)
Class AARP	(11,524,030)	(13,771,456)
Class S	(19,778,672)	(23,245,423)
Tax return of capital: Class A	—	(179,445)
Class B	—	(29,389)
Class C	—	(27,637)
Class AARP	—	(478,411)
Class S	—	(807,529)
Fund share transactions: Proceeds from shares sold	73,898,456	151,870,504
Reinvestment of distributions	28,239,221	35,456,814
Cost of shares redeemed	(220,515,812)	(297,911,279)
Redemption fees	12,037	—
Net increase (decrease) in net assets from Fund share transactions	(118,366,098)	(110,583,961)
Increase (decrease) in net assets	(141,235,890)	(142,883,256)
Net assets at beginning of period	945,133,734	1,088,016,990
Net assets at end of period (including undistributed net investment income of $2,144,399 at December 31, 2005)	$ 803,897,844	$ 945,133,734

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.32	.29	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.17)	(.05)	.08	(.01)
Total from investment operations	.14	.12	.26	.47	.25
Less distributions from: Net investment income	(.40)	(.44)	(.40)	(.45)	(.27)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.40)	(.45)	(.40)	(.45)	(.27)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 9.94	$ 10.20	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	1.40	1.13	2.36	4.67	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	106	132	130	120
Ratio of expenses before expense reductions (%)	.97	.96	1.01	1.03	1.03*
Ratio of expenses after expense reductions (%)	.97	.95	1.01	1.03	1.03*
Ratio of net investment income (%)	3.18	2.70	2.92	3.63	4.62*
Portfolio turnover rate (%)	168	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.25	.19	.22	.30	.21
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.15)	(.05)	.09	(.01)
Total from investment operations	.07	.04	.17	.39	.20
Less distributions from: Net investment income	(.33)	(.35)	(.31)	(.37)	(.22)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.33)	(.36)	(.31)	(.37)	(.22)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 9.95	$ 10.21	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[c]	.70[d]	.42[d]	1.54	3.82	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	21	31	37	30
Ratio of expenses before expense reductions (%)	1.95	1.88	1.82	1.83	1.83*
Ratio of expenses after expense reductions (%)	1.66	1.62	1.82	1.83	1.83*
Ratio of net investment income (%)	2.49	2.03	2.11	2.83	3.82*
Portfolio turnover rate (%)	168	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.54	$ 10.68	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[b]	.25	.18	.23	.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.14)	(.06)	.09	(.01)
Total from investment operations	.07	.04	.17	.40	.20
Less distributions from: Net investment income	(.33)	(.36)	(.31)	(.37)	(.22)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.33)	(.37)	(.31)	(.37)	(.22)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 9.95	$ 10.21	$ 10.54	$ 10.68	$ 10.65
Total Return (%)[c]	.69[d]	.34[d]	1.66[d]	3.85	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	20	27	20	9
Ratio of expenses before expense reductions (%)	1.72	1.70	1.80	1.80	1.80*
Ratio of expenses after expense reductions (%)	1.66	1.65	1.78	1.80	1.80*
Ratio of net investment income (%)	2.49	2.00	2.15	2.86	3.85*
Portfolio turnover rate (%)	168	109	221	346	87

[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to December 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of sales charge.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.54	$ 10.68	$ 10.65	$ 10.56
Income (loss) from investment operations: Net investment income[b]	.34	.28	.34	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.15)	(.05)	.09	.13
Total from investment operations	.16	.13	.29	.51	.68
Less distributions from: Net investment income	(.42)	(.46)	(.43)	(.48)	(.59)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.42)	(.47)	(.43)	(.48)	(.59)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.94	$ 10.20	$ 10.54	$ 10.68	$ 10.65
Total Return (%)	1.63[c]	1.26[c]	2.73	4.85	6.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257	297	337	349	353
Ratio of expenses before expense reductions (%)	.76	.74	.76	.75	.75
Ratio of expenses after expense reductions (%)	.75	.73	.76	.75	.75
Ratio of net investment income (%)	3.40	2.92	3.17	3.91	5.18
Portfolio turnover rate (%)	168	109	221	346	87

[a] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.53	$ 10.68	$ 10.65	$ 10.56
Income (loss) from investment operations: Net investment income[b]	.35	.28	.34	.42	.55
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.14)	(.06)	.09	.13
Total from investment operations	.17	.14	.28	.51	.68
Less distributions from: Net investment income	(.43)	(.46)	(.43)	(.48)	(.59)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.43)	(.47)	(.43)	(.48)	(.59)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.94	$ 10.20	$ 10.53	$ 10.68	$ 10.65
Total Return (%)	1.67	1.37	2.73	4.95	6.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	432	501	562	610	632
Ratio of expenses before expense reductions (%)	.70	.70	.76	.75	.75
Ratio of expenses after expense reductions (%)	.70	.69	.76	.75	.75
Ratio of net investment income (%)	3.45	2.96	3.17	3.91	5.18
Portfolio turnover rate (%)	168	109	221	346	87

[a] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[b] Based on average shares outstanding during the period.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Term Bond Fund (the "Fund") is a diversified series of DWS Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended December 31, 2005, the Fund lost, through expiration, $20,309,000 of prior year capital loss carryforwards.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $93,900,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2006 ($6,800,000), December 31, 2007 ($32,100,000), December 31, 2008 ($15,800,000), December 31, 2012 ($14,500,000) and December 31, 2013 ($24,700,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $2,832,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,144,399
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (93,900,000)
Unrealized appreciation (depreciation) on investments	$ (26,124,210)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 36,185,562	$ 43,823,897
Distributions from return of capital	$ —	$ 1,522,411

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,087,220,382 and $1,079,034,978, respectively. Purchases and sales of US Treasury obligations aggregated $332,659,664 and $446,568,940, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.75%, 0.67%, 0.67%, 0.75% and 0.75% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC and DWS-SSC, not by the Fund. For the year ended December 31, 2005, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2005
Class A	$ 158,297	$ —	$ 27,200
Class B	63,881	46,984	10,273
Class C	26,221	9,133	849
Class AARP	568,300	13,892	93,086
Class S	587,944	—	62,815
	$ 1,404,643	$ 70,009	$ 194,223

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $121,489, of which $11,104 is unpaid at December 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2005
Class B	$ 122,932	$ 7,532
Class C	128,170	9,644
	$ 251,102	$ 17,176

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2005	Annualized Effective Rate
Class A	$ 236,624	$ 19,287.25%
Class B	38,778	4,762.24%
Class C	40,719	3,120.24%
	$ 316,121	$ 27,169

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2005 aggregated $7,873. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended December 31, 2005.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 1% to 4% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2005, the CDSC for Class B and C shares aggregated $76,365 and $2,510, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $19,020, of which $6,240 is unpaid at December 31, 2005.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. For the year ended December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and oversaw the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. DeIM agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee was calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the DeIM. The fee rates, which decreased as the aggregate net assets of the AARP classes became larger, were as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts were used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Fund $10,858, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the Fund's custodian fees were reduced by $7,351 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At December 31, 2005, a $400,000 loan was outstanding. Interest expense incurred on the borrowings amounted to $336 for the year ended December 31, 2005. The average dollar amount of the borrowings was $850,000 and the weighted average interest rate on these borrowings was 3.56%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,458,922	$ 14,690,147	3,448,382	$ 35,991,099
Class B	198,861	2,005,054	816,958	8,516,178
Class C	213,683	2,150,204	1,196,307	12,455,885
Class AARP	1,047,671	10,532,984	1,715,054	17,912,938
Class S	4,416,506	44,520,067	7,392,773	76,994,404
		$ 73,898,456		$ 151,870,504
Shares issued to shareholders in reinvestment of distributions
Class A	305,462	$ 3,066,806	426,682	$ 4,421,744
Class B	43,405	436,535	66,391	688,568
Class C	42,031	422,586	55,636	576,852
Class AARP	848,567	8,518,864	1,014,798	10,517,618
Class S	1,572,766	15,794,430	1,857,855	19,252,032
		$ 28,239,221		$ 35,456,814
Shares redeemed
Class A	(3,458,739)	$ (34,807,398)	(5,944,518)	$ (61,670,524)
Class B	(915,587)	(9,244,505)	(1,777,845)	(18,538,537)
Class C	(732,235)	(7,371,105)	(1,861,074)	(19,387,735)
Class AARP	(5,195,413)	(52,264,451)	(5,589,822)	(58,218,262)
Class S	(11,614,970)	(116,828,353)	(13,469,143)	(140,096,221)
		$ (220,515,812)		$ (297,911,279)
Redemption fees		$ 12,037		$ —
Net increase (decrease)
Class A	(1,694,355)	$ (17,048,176)	(2,069,454)	$ (21,257,681)
Class B	(673,321)	(6,802,916)	(894,496)	(9,333,791)
Class C	(476,521)	(4,798,295)	(609,131)	(6,354,998)
Class AARP	(3,299,175)	(33,210,777)	(2,859,970)	(29,787,706)
Class S	(5,625,698)	(56,505,934)	(4,218,515)	(43,849,785)
		$ (118,366,098)		$ (110,583,961)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Events

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Short Term Bond Fund (formerly Scudder Short Term Bond):

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Term Bond Fund (formerly Scudder Short Term Bond Fund) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Investment Management Agreement Approval

The Board of Trustees of DWS Short Term Bond Fund (the "Fund") approved the continuation of the Fund's current investment management agreement with Deutsche Investment Management Americas Inc. ("DeIM") in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[4,6] (1956) Chief Legal Officer, since 2005

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on December 2, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	23337L 109	23337L 208	23337L 307
Fund Number	422	622	722
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASHTX	SCSTX
Fund Number	122	022

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SHORT TERM BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$90,200	$225	$0	$0
2004	$88,000	$185	$9,300	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$9,300	$0	$253,272	$262,572

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006